Exhibit 99.1

Bluejay Diagnostics Announces Completion of Commercial-Scale IL-6 Antibody Production

Acton, Massachusetts — December 29, 2025 — Bluejay Diagnostics, Inc. (NASDAQ: BJDX) (“Bluejay” or the “Company”) announced that it has completed commercial-scale production of both polyclonal and monoclonal antibodies targeting interleukin-6 (IL-6), a biomarker relevant to inflammatory and critical-care applications.

The Company stated that both polyclonal and monoclonal antibodies met internal performance criteria, including reactivity, for use in Symphony™ cartridge manufacturing intended for clinical and potential future commercial applications.

Bluejay has generated polyclonal antibodies using both third-party and internally developed immunogens. The Company intends to utilize antibodies produced from its proprietary immunogen for ongoing development activities in support of its intellectual-property strategy. The monoclonal antibodies produced by the Company, designated for use as detection antibodies in the IL-6 assay, have demonstrated acceptable binding, specificity, and signal performance characteristics for their intended diagnostic use, based on internal testing conducted to date.

Based on current antibody inventory, Bluejay estimates that it has sufficient material to support production of more than nine million Symphony cartridges for clinical and commercial manufacturing purposes. The Company has also established the capability to produce additional antibodies as needed.

The Company noted that Symphony™ remains under development and subject to further validation, regulatory review, and clearance, and that there can be no assurance regarding the timing or success of these activities.

About Bluejay Diagnostics:

Bluejay Diagnostics, Inc. is a medical diagnostics company focused on improving patient outcomes using its Symphony System, a cost-effective, rapid, near-patient testing system for sepsis triage and monitoring of disease progression. Bluejay does not yet have regulatory clearance for the Symphony System, and we will need to receive regulatory authorization from the U.S. Food and Drug Administration before Symphony can be marketed as a diagnostic product in the United States. Bluejay’s first product candidate, an IL-6 Test for sepsis, is designed to provide accurate, reliable results in approximately 20 minutes from ’sample-to-result’ to help medical professionals make earlier and better triage/treatment decisions. More information is available at www.bluejaydx.com.

Forward-Looking Statements:

This press release contains statements that the Company believes are “forward-looking statements” within the meaning of the Private Litigation Reform Act. Forward-looking statements in this press release include, without limitation, statements pertaining to the status of Bluejay’s commercialization of its Symphony platform. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “suggest,” “will,” and similar expressions. The Company has based these forward-looking statements on its current expectations and projections about future events, nevertheless, actual results or events could differ materially from the plans, intentions and expectations disclosed in, or implied by, the forward-looking statements the Company makes. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including market and other conditions and those discussed under item 1A. “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2025, and in Part II, Item 1A, “Risk Factors” in its Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2025, June 30, 2025 and September 30, 2025, filed with the SEC on May 13, 2025, August 7, 2025 and November 7, 2025, respectively. You should not place undue reliance on these forward-looking statements, as they are subject to risks and uncertainties, and actual results and performance in future periods may not occur or may be materially different from any future results or performance suggested by the forward-looking statements in this release. This press release speaks as of the date indicated above. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company expressly disclaims any obligation to update or revise any forward-looking statements found herein to reflect any future changes in the Company’s expectations of results or any future change in events, except as required by law.

Investor Contact:

Neil Dey
Bluejay Diagnostics, Inc.
neil.dey@bluejaydx.com
978-631-0310

Website: www.bluejaydx.com